Exhibit 99.1

NEWS RELEASE NASDAQ:EU TSXV:EU April 20, 2026 www.encoreuranium.com

enCore Energy Appoints Richard Little as Chief Executive Officer; William M. Sheriff Returns as Executive Chair

DALLAS, April 20, 2026 - enCore Energy Corp. (NASDAQ: EU) (TSXV: EU) (the “Company” or “enCore”), America’s Clean Energy Company™, announced today that the independent members of its Board of Directors have unanimously voted to appoint Richard H. Little as Chief Executive Officer, replacing Robert Willette, effective immediately. Mr. Little will also join the Company’s Board of Directors, effective immediately. enCore Founder and former Executive Chair, William M. Sheriff, has agreed to the Board’s request for his immediate return as Executive Chair.

The Company will host a Corporate Update conference call on Thursday, April 23rd, 2026 at 11 AM ET. To join please visit: https://app.webinar.net/OlMrE49n2DW.

enCore’s Board is committed to a program of corporate renewal to recapture the Company’s earlier momentum and industry leadership and improve operating performance, as follows:

•	A shareholder-friendly commitment to more fulsome shareholder communications encompassing disclosure of technical information, project developments and strategic objectives;

•	An immediate focus on cost management and efficiency across the organization;

•	Dedicated commitment to securing necessary permits in a more timely manner;

•	Aggressive development of the Company’s premier long-life assets; and

•	A renewed commitment to accretive mergers and acquisitions.

“Achieving our goals takes an intense management focus and strong commitment to a clear vision and path forward,” said Mark Pelizza, enCore’s Lead Independent Director. “With William Sheriff’s proven vision and guidance, combined with Richard Little’s strong track record as a seasoned operator who focuses on execution and operational rigor, enCore will be better positioned to deliver a more disciplined approach to maximizing shareholder returns. As Directors, we are committed not only to focusing on our oversight of operations but also on providing shareholders with timely disclosure. We renew our commitment to transparency and superior shareholder communications as our new management works towards the realization of exceptional potential at Dewey Burdock and the Alta Mesa East.”

Chief Executive Officer Rich Little stated “after assessing enCore’s current operations and comparing them to my own experience, I believe I can add value by cutting costs and driving efficiencies with the goal of becoming a more profitable and successful organization. The asset base is excellent, but there is room to be more efficient while focusing on all aspects of the business; from exploration and drilling through delivering product to our valued customers. I see a strong growth profile that can be accelerated in the current environment. Disciplined execution, focus on the vision, strengthening operational performance and creating value for shareholders will be my priorities.” Mr. Little further noted “the domestic uranium industry continues to experience permitting delays, and enCore is no exception. Timely permitting is critical to achieving production goals and the CEO needs to be personally involved in the permitting effort, helping regulators to expedite our requirements after years of relatively low industry activity levels. Many of these challenges will be resolved in the coming months through the persistent/accelerated efforts of the government agencies in concert with enCore’s dedicated staff.”

“I am honored to return to the position of Executive Chair in conjunction with this transition in corporate leadership,” said William Sheriff, enCore’s founder. “Rich brings the hands-on operating experience with public companies that enCore needs to lead in the domestic uranium sector. His background in the natural gas industry is exactly what enCore needs to carry us through the challenges of permitting, lowering costs across the board, increasing operational efficiencies and aggressively developing the Company’s premier assets—Alta Mesa East and Dewey Burdock.”

The Company thanks Mr. Willette for his service and wishes him success in future endeavors.

Richard H. Little, Chief Executive Officer and Director

Richard Little brings over 30 years of industry and public company experience primarily focused on enhancing production, well performance, operational efficiency, acquisitions and divestitures. His career in the resource industry highlights a result-oriented management style.

Mr. Little previously served as the Chief Executive Officer of Fury Resources, Inc., established to evaluate acquisitions. Prior to this, he served as the Chief Executive Officer of Ajax Resources, LLC where he engineered the sale of substantially all of its assets in the Northern Midland Basin to Diamondback Energy, Inc. for a total consideration of $1.24 billion. Following this transaction, Mr. Little served as Chief Executive Officer of Halcon Resources specifically to negotiate a pre-packaged bankruptcy to clear the company of over $750 million in debt. He then reorganized the company to include a new management and operations team and relisted on the NYSE in February 2020 as Battalion Oil where he served for three years.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for domestic nuclear energy. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of uranium In-Situ Recovery (“ISR”) operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Building on enCore’s demonstrated success in South Texas, future major projects in enCore’s planned project pipeline include the expansion of Alta Mesa to include Alta Mesa East property, the Dewey Burdock Project in South Dakota and the Gas Hills Project in Wyoming. The Company holds other assets, including non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate projects.

Contact:

William M. Sheriff

Executive Chairman

972.333.2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “anticipates”, “will”, “may”, “expects”, “plans”, “believes”, “intends”, “estimates”, “projects”, “continue”, “potential”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, any statements regarding future expectations, beliefs, goals or prospects and statements regarding the management transition and Company operations under new management. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward-looking statement.

A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including the availability of materials and equipment; timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; the failure to adequately manage future growth; adverse market conditions; the failure to satisfy ongoing regulatory requirements and factors relating to forward-looking statements listed above which include risks as disclosed in the Company’s filings on SEDAR+ and with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, management discussion and analysis and annual information form. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov and www.sedarplus.ca.

Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.